LIBERTY NEWPORT JAPAN
                               OPPORTUNITIES FUND

                            Class A, B, C, J, N and Z
                           Supplement to Prospectuses
                              dated January 1, 2001

Effective August, 2001, Jamie Chui began co-managing the Fund.

All of the Fund's Prospectuses are amended to revise the section MANAGING THE FUND; Portfolio Manager:

David Smith, senior vice president of Newport Fund Management, Inc. (Newport) and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), is a co-manager of the Fund and has managed or co-managed the Fund since it commenced operations in June,c1996. Mr. Smith has managed various other fund or accounts on behalf of Newport Pacific since October, 1994.

Jamie Chui, vice president of Newport, is a co-manager of the Fund and has co-managed the Fund since August, 2001, and was an analyst covering Asia Pacific companies from November, 2000 to July, 2001. Prior to joining Newport, Ms. Chui was a research investment associate at Putnam Investments from December, 1997 to November, 2000. Prior to December, 1997, Ms. Chui was a domestic fixed income research associate with Loomis, Sayles & Company.


734-36/293H-0801                      September 7, 2001